D|A|DAVIDSON

D.A. Davidson & Co. member SIPC

Dreyfus Cash Management

Administrative Shares (DACXX)

Seeking current income, stability of principal and liquidity by investing in high quality, short-term securities.

The enclosed prospectus is to be used only by clients of D.A. Davidson & Co.

D|A|DAVIDSON

P.O. Box 5015 • Great Falls, MT 59403
Tel. (800) 332-5915
www.davidsoncompanies.com

Not part of prospectus – See inside for prospectus

DREYFUS CASH MANAGEMENT

PROSPECTUS June 1, 2017

Ticker Symbol: DACXX

Administrative Shares

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary

Investment Objective

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Administrative Shares
Management fees	.20
Distribution and/or service (12b-1) fees	.10
Other expenses	.02
Total annual fund operating expenses	.32

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Administrative Shares	$33	$103	$180	$406

Principal Investment Strategy

To pursue its goal, the fund normally invests in a diversified portfolio of high quality, short-term, dollar-denominated debt securities, including: securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities; certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches; repurchase agreements, including tri-party repurchase agreements; asset-backed securities; municipal securities; domestic and dollar-denominated foreign commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest; and dollar-denominated foreign government obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies.

Normally, the fund invests at least 25% of its assets in domestic or dollar-denominated foreign bank obligations.

The fund is a money market fund subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, although the net asset value (NAV) of the fund's shares will "float," meaning the NAV will fluctuate with changes in the values of the fund's portfolio securities.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You could lose money by investing in the fund. Because the share price of the fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The fund's yield will fluctuate as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates. The fund may impose a fee upon the sale of shares or may temporarily suspend your ability to sell shares (a redemption "gate") if the fund's liquidity falls below required minimums because of market conditions or other factors. Neither The Dreyfus Corporation nor its affiliates have a legal obligation to provide financial support to the fund, and you should not expect that The Dreyfus Corporation or its affiliates will provide financial support to the fund at any time. The following are the principal risks that could reduce the fund's income level and/or share price:

  Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause the fund's share price to decline. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could lead to a decline in the fund's share price.

  Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially leading to a decline in the fund's share price, even during periods of declining interest rates.

  Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall. Although the fund invests only in high quality debt securities, the credit quality of the securities held by the fund can change rapidly in certain market environments, and the default or a significant price decline of a single holding could have the potential to cause significant deterioration of the fund's NAV.

  Floating NAV risk. The fund does not maintain a stable NAV per share. The NAV of the fund's shares will be calculated to four decimal places and will "float," meaning the NAV will fluctuate with changes in the values of the fund's portfolio securities. You could lose money by investing in the fund.

  Liquidity fee and/or redemption gate risk. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares (a redemption "gate") if the fund's liquidity falls below required minimums because of unusual market conditions, an unusually high volume of redemption requests, redemptions by a few large investors, or other reasons. If a liquidity fee is imposed by the fund, it would reduce the amount you will receive upon the redemption of your shares. A "gate" will suspend your ability to redeem your shares while the gate is imposed and may prevent the fund from being able to pay redemption proceeds within the allowable time period stated in this prospectus.

  Banking industry risk. The risks generally associated with concentrating investments in the banking industry include interest rate risk, credit risk, and regulatory developments relating to the banking industry.

  Foreign investment risk. The risks generally associated with dollar-denominated foreign investments include economic and political developments, seizure or nationalization of deposits, imposition of taxes or other restrictions on payment of principal and interest.

  Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.

  U.S. Treasury securities risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

  Repurchase agreement counterparty risk. The fund is subject to the risk that a counterparty in a repurchase agreement and/or, for a tri-party repurchase agreement, the third party bank providing payment administration, collateral custody and management services for the transaction, could fail to honor the terms of the agreement.

  Municipal securities risk. Municipal securities may be fully or partially backed or enhanced by the taxing authority of a local government, by the current or anticipated revenues from a specific project or specific assets, or by the credit of, or liquidity enhancement provided by, a private issuer. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Administrative shares from year to year. The table shows the average annual total returns of the fund's Administrative shares over time. The fund's past performance is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.dreyfus.com.

The year-to-date total return of the fund's Administrative shares as of March 31, 2017 was 0.16%.
Average Annual Total Returns as of 12/31/16
1	Year	5 Years	10 Years
Administrative Shares	0.24%	0.05%	0.86%
For the current yield for Administrative shares call toll-free 1-800-332-5915.

Portfolio Management

The fund's investment adviser is The Dreyfus Corporation.

Purchase and Sale of Fund Shares

To purchase shares on any business day, please mail a check to D.A. Davidson & Co., 8 Third Street North, Great Falls, MT 59401. You may sell (redeem) your shares on any business day by calling your D.A. Davidson & Co. Financial Advisor or 1-800-332-5915. You may also mail your request to sell shares to D.A. Davidson & Co., 8 Third Street North, Great Falls, MT 59401.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through a U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund and its related companies may pay your broker-dealer or other financial intermediary (such as a bank) for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Details

Goal and Approach

The fund is a money market fund, subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended.

The fund’s NAV per share will "float," meaning the NAV will fluctuate with changes in the values of the fund's portfolio securities.

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The fund invests in a range of money market instruments. The repurchase agreements that the fund may invest in may include tri-party repurchase agreements executed through a third party bank that provides payment administration, collateral custody and management services to the parties to the repurchase agreements.

Among other requirements, the fund is limited to investing in high quality securities that The Dreyfus Corporation has determined present minimal credit risks. The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less or securities that can readily be converted into cash within five business days. In addition, the fund is required to hold at least 10% of its assets in cash, U.S. Treasury securities or securities that can readily be converted into cash within one business day. The fund must maintain an average dollar-weighted portfolio maturity of 60 days or less and a maximum weighted average life to maturity of 120 days.

In response to liquidity needs or unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

Investment Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. Investors could lose money by investing in the fund. Because the share price of the fund will fluctuate, when an investor sells its shares they may be worth more or less than what was originally paid for them. The fund's yield will fluctuate as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates.

The fund may impose a fee upon the sale of shares or may temporarily suspend investors' ability to sell shares (a redemption "gate") if the fund's liquidity falls below required minimums because of market conditions or other factors. Neither The Dreyfus Corporation nor its affiliates have a legal obligation to provide financial support to the fund, and investors should not expect that The Dreyfus Corporation or its affiliates will provide financial support to the fund at any time.

The following are the principal risks that could reduce the fund's income level and/or share price:

  Interest rate risk. Prices of fixed-income securities tend to move inversely with changes in interest rates. Interest rate risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause the fund's share price to decline. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and lead to a decline in the fund's share price. Risks associated with rising interest rates are heightened given that interest rates in the United States and other countries are at or near historic lows.

  Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially causing the fund's share price to decline, even during periods of declining interest rates. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the fund's share price.

  Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall, lowering the value of the fund's investment in such security. Although the fund invests only in high quality debt securities, any of the fund's holdings could have its credit rating downgraded or could default. The credit quality and prices of the securities held by the fund can change rapidly in certain market environments, and the default or a significant price decline of a single holding could have the potential to cause significant deterioration of the fund's NAV.

  Floating NAV risk. The fund does not maintain a stable NAV per share. The NAV of the fund's shares will be calculated to four decimal places and will "float," meaning the NAV will fluctuate with changes in the values of the fund's portfolio securities. You could lose money by investing in the fund.

  Liquidity fee and/or redemption gate risk. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares (a redemption "gate") if the fund's liquidity falls below required minimums because of unusual market conditions, an unusually high volume of redemption requests, redemptions by a few large investors, or other reasons. If a liquidity fee is imposed by the fund, it would reduce the amount you will receive upon the redemption of your shares. A "gate" will suspend your ability to redeem your shares while the gate is imposed and may prevent the fund from being able to pay redemption proceeds within the allowable time period stated in this prospectus. If the fund receives a liquidity fee, it is possible that it may return the fee to shareholders in the form of a distribution at a later time. When a fee or a gate is in place, the fund may elect to stop selling shares or to impose additional conditions on the purchase of shares.

  Banking industry risk. The risks generally associated with concentrating investments in the banking industry include interest rate risk, credit risk, and regulatory developments relating to the banking industry such as extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects on profitability due to increases in interest rates or loan losses; severe price competition; and increased inter-industry consolidation and competition.

  Foreign investment risk. The risks generally associated with dollar-denominated foreign investments include economic and political developments, seizure or nationalization of deposits, imposition of taxes or other restrictions on payment of principal and interest. Additional risks associated with investments in foreign issuers include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Some sovereign obligors have been among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions.
  These obligors, in the past, may have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

  Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

  U.S. Treasury securities risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Because U.S. Treasury securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.
  In addition, such guarantees do not extend to shares of the fund itself.

  Repurchase agreement counterparty risk. The fund is subject to the risk that a counterparty in a repurchase agreement and/or, for a tri-party repurchase agreement, the third party bank providing payment administration, collateral custody and management services for the transaction, could fail to honor the terms of the agreement.

  Municipal securities risk. Municipal securities may be fully or partially backed or enhanced by the taxing authority of a local government, by the current or anticipated revenues from a specific project or specific assets, or by the credit of, or liquidity enhancement provided by, a private issuer. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may lead to a decline in the fund's share price or impair the fund's ability to maintain a stable NAV. Various types of municipal securities are often related in such a way that political, economic or business developments affecting one obligation could affect other municipal securities held by the fund.

Management

The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $242 billion in 160 mutual fund portfolios. For the fiscal year ended January 31, 2017, the fund paid Dreyfus a management fee at the effective annual rate of 0.20% of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's management agreement with Dreyfus is available in the fund's semiannual report for the six-month period ended July 31, 2016. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $30.6 trillion in assets under custody and administration and $1.7 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds. Any Rule 12b-1 fees and shareholder services fees, as applicable, are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those financial intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to financial intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus' or MBSC's own resources to financial intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

Shareholder Guide

Buying and Selling Shares

The fund is designed for institutional investors, particularly banks, acting in a fiduciary, advisory, agency, custodial or similar capacity or for themselves. Generally, each investor will be required to open a single master account with a fund for all purposes. In certain cases, a fund may request investors to maintain separate master accounts for shares held by the investor (i) for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary, and (ii) for accounts for which the investor acts in some other capacity. An institution may arrange with a fund's transfer agent for sub-accounting services and will be charged directly for the cost of such services. Institutions purchasing Administrative shares for the benefit of their clients may impose policies, limitations and fees which are different from those described in this prospectus. The fund offers other classes of shares, which are described in separate prospectuses. Institutions purchasing fund shares on behalf of their clients determine which class is suitable for their clients.

Your price for Administrative shares is the NAV per share. Administrative shares of each fund are subject to an annual Rule 12b-1 fee of 0.10% of the value of the fund's average daily net assets attributable to Administrative shares paid to the fund's distributor for distributing Administrative shares, for advertising and marketing related to Administrative shares, and for providing account services and maintenance. Because this fee is paid on an ongoing basis out of fund assets attributable to Administrative shares, over time it will increase the cost of your investment in Administrative shares and could cost you more than paying other types of sales charges.

The fund's NAV per share is based on the market value of the investments held by the fund and will be calculated to four decimals. Dreyfus generally values fixed-income investments based on values supplied by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. If market quotations or official closing prices or valuations from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances.

How to Buy Shares

The fund's NAV is calculated at 3:00 p.m. on days the New York Stock Exchange (NYSE), or the transfer agent (as on Good Friday), is open for regular business.

Orders in proper form received and accepted by the fund by the time of day at which a fund determines its NAV will become effective at the NAV determined on that day and shares purchased will receive the dividend declared on that day. An order to purchase shares received by the fund will be deemed to be "in proper form" if the fund receives "federal funds" or other immediately available funds promptly thereafter. Unless other arrangements have been agreed in advance, the fund generally expects to receive the funds within two hours after the time at which the fund's NAV is next calculated after the order is received by the fund or by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m.), whichever is earlier. The fund generally does not allow financial intermediaries to serve as the fund's agent for the receipt of orders.

An order in proper form received and accepted after the time of day at which a fund determines its NAV will be priced at the NAV determined on the following business day and will begin to accrue dividends on such business day.

If payment is not received within the appropriate time period, the fund reserves the right to cancel the purchase order at its discretion, and the investor would be liable for any resulting losses or expenses incurred by the fund or the fund's transfer agent, including interest charges.

All times are Eastern time.

The minimum initial investment in Administrative shares is $10,000,000, with no minimum subsequent investment, unless: (a) the investor has invested at least $10,000,000 in the aggregate among the fund and any of the Dreyfus-

managed funds listed under "Services for Fund Investors – Fund Exchanges"; or (b) the investor has, in the opinion of Dreyfus Investments Division, adequate intent and availability of assets to reach a future aggregate level of investment of $10,000,000 in such funds.

How to Sell Shares

You may sell (redeem) shares at any time by telephone or compatible computer facility.

Your shares will be priced at the next determined NAV. Your order will be processed promptly. If a request for redemption is received and accepted by the time of day at which a fund determines its NAV, the proceeds of the redemption ordinarily will be transmitted by wire in federal funds on the same day, and the shares will not receive the dividend declared on that day. If the request is received and accepted after the time of day at which a fund determines its NAV, or is transmitted through the NSCC, the shares will receive the dividend declared on that day, and the proceeds of redemption ordinarily will be transmitted by wire in federal funds on the next business day.

The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by a fund or the determination of the fair value of the fund's net assets not reasonably practicable; or (iii) as permitted by order of the Securities and Exchange Commission for the protection of fund shareholders. For these purposes, the Securities and Exchange Commission determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.

Additionally, the fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares (a redemption "gate") if the fund's liquidity falls below required minimums. See "Potential Restrictions on Fund Redemptions—Fees and Gates" below for more information.

Under normal circumstances, each fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, pursuant to an interfund lending order granted by the SEC, the fund may borrow money from certain money market funds in the Dreyfus Family of Funds for temporary or emergency purposes to meet redemption requests. Each fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in kind"), if the amount redeemed is large enough to affect fund operations or the redemption request is during stressed market conditions. Investors are urged to call Dreyfus Investments Division before effecting any large transactions. Any securities distributed in-kind will remain exposed to market risk until sold, and you may incur taxable gain when selling the securities.

Potential Restrictions on Fund Redemptions—Fees and Gates

If the fund's weekly liquid assets fall below 30% of its total assets, the fund's board, if it determines it is in the best interests of the fund, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or redemption gates beginning as early as the same day. In addition, if the fund's weekly liquid assets fall below 10% of its total assets at the end of any business day, the fund must impose a 1% liquidity fee on shareholder redemptions, beginning on the next business day, unless the fund's board, including a majority of the board members who are not "interested persons" of the fund, determines that a lower or higher fee (not to exceed 2%), or no fee, is in the best interests of the fund. "Weekly liquid assets" include cash, government securities and securities readily convertible into cash within five business days. It is anticipated that the need to impose liquidity fees and redemption gates would occur very rarely, if at all, during times of extraordinary market stress.

Shareholders and financial intermediaries generally will be notified before a liquidity fee is imposed on the fund (although the fund's board, in its discretion, may elect otherwise). A liquidity fee would be imposed on all redemption requests (including redemptions by exchange into another fund) processed at the first NAV calculation following the announcement that the fund would impose a liquidity fee, which may be the same day. Liquidity fees generally would operate to reduce the amount an investor receives upon redemption of fund shares, including upon an exchange of fund shares for shares of another fund, although under certain arrangements through which an intermediary remits the liquidity fee to the fund and charges an investor directly the fund will pay gross redemption proceeds to the intermediary. Liquidity fee proceeds would generally be retained by the fund and may be used to restore its market-based NAV per share. If the fund receives a liquidity fee, it is possible that it may return the fee to shareholders in the form of a distribution at a later time.

Shareholders and financial intermediaries will not be notified prior to the imposition of a redemption gate; however, financial intermediaries may be notified after the last NAV is calculated on the day the fund's board has made a decision to impose a redemption gate. Redemption requests (including redemptions by exchange into another fund) submitted while a redemption gate is imposed will be cancelled without further notice. If shareholders still wish to redeem their shares after a redemption gate has been lifted, they will need to submit a new redemption request at that time.

When a fee or a gate is in place, the fund may elect to stop selling shares or to impose additional conditions on the purchase of shares.

The fund's board may, in its discretion, terminate a liquidity fee or redemption gate at any time if it believes such action to be in the best interest of the fund. In addition, a liquidity fee or redemption gate will automatically terminate at the beginning of the next business day once the fund's weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days in any 90-day period.

The imposition and termination of a liquidity fee or redemption gate would be announced on the fund's website (www.dreyfus.com). In addition, the fund will communicate such action through a disclosure supplement to this prospectus and may further communicate such action by other means.

The fund's board also may determine to permanently suspend redemptions and liquidate the fund if the fund, at the end of a business day, has less than 10% of its total assets invested in weekly liquid assets and the fund's board determines that it would not be in the best interests of the fund to continue operating. In the event that the board approves liquidation of the fund, Dreyfus will commence the orderly liquidation of the fund's portfolio securities, following which the fund's net assets will be distributed to shareholders pursuant to a plan of liquidation adopted by the board.

General Policies

The fund and the fund's transfer agent are authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the fund or the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund or the funds' transfer agent (as applicable) takes reasonable measures to confirm that the instructions are genuine.

Money market funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although Dreyfus discourages excessive trading and other abusive trading practices, the funds have not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of fund shares. Dreyfus also believes that money market funds, such as the fund, are not typically targets of abusive trading practices. However, frequent purchases and redemptions of a fund's shares could increase the fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of a fund's portfolio, which could detract from the fund's performance. The fund reserves the right to reject any purchase or exchange request in whole or in part. Funds in the Dreyfus Family of Funds that are not money market mutual funds have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds, which may apply to exchanges from or into a fund. If you plan to exchange your fund shares for shares of another Dreyfus fund, please read the prospectus of that other Dreyfus fund for more information.

The fund also reserves the right to:

  change or discontinue fund exchanges, or temporarily suspend exchanges during unusual market conditions change its minimum investment amount

The fund also may process purchase and sale orders and calculate its NAV on days that the fund's primary trading markets are open and the fund's management determines to do so.

Escheatment

If your account is deemed "abandoned" or "unclaimed" under state law, the fund may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the fund's transfer agent or distributor by mail or telephone or accessing your account through the fund's website at least once a year, and promptly cash all checks for dividends, capital gains and redemptions. The fund, the fund's transfer agent and Dreyfus and its affiliates will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

Distributions and Taxes

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends monthly and capital gain distributions, if any, annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

The taxable money market funds' distributions are taxable as ordinary income or capital gains (unless you are investing through a U.S. tax-advantaged investment plan, in which case taxes may be deferred).

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Because the share price of the fund fluctuates, and because liquidity fees may be imposed on redemptions of the fund, including taxable exchanges into other funds, you may realize a gain or loss for tax purposes upon the redemption or exchange of fund shares. Generally, a shareholder of a money market fund, such as the funds, rather than realizing gain or loss upon each redemption or exchange of fund shares, may use a simplified method of accounting to annually recognize gain or loss (generally treated as short-term capital gain or loss) with respect to its shares in the fund, based on the changes in the aggregate value of the shareholder's shares in the fund during the computation period or periods (selected by the shareholder) comprising the shareholder's taxable year. Under prescribed rules, the change in value in the shareholder's fund shares for each computation period is adjusted appropriately to reflect any acquisitions and redemptions of fund shares by the shareholder during that computation period.

If a liquidity fee is imposed by a fund, it generally would reduce the amount you will receive upon the redemption of your shares, and would generally decrease the amount of any capital gain or increase the amount of any capital loss you will recognize with respect to such redemption. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by the funds, and such tax treatment may be the subject of future guidance issued by the Internal Revenue Service. If a fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the fund at such time.

Account Statements

Every Dreyfus fund investor automatically receives regular account statements. Each investor will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions the investor has received.

Financial Highlights

These financial highlights describe the performance of the fund's Administrative shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been derived from the fund's financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

Dreyfus Cash Management			Year Ended January 31,
	2017	[a]	2016		2015		2014		2013
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00		1.00		1.00		1.00
Investment Operations:
Investment income--net	.0027		.000	[b]	.000	[b]	.000	[b]	.000	[b]
Net realized and unrealized gain (loss) on investments	.0002		-		-		-		-
Distributions:
Dividends from investment income--net	(.0027)		(.000)	[b]	(.000)	[b]	(.000)	[b]	(.000)	[b]
Net asset value, end of period	1.0002		1.00		1.00		1.00		1.00
Total Return (%)	.29		.02		.00	[c]	.00	[c]	.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.32		.31		.31		.31		.31
Ratio of net expenses to average net assets	.32		.25		.18		.19		.28
Ratio of net investment income to average net assets	.20		.02		.00	[c]	.00	[c]	.00	[c]
Net Assets, end of period ($ x 1,000)	109,801		2,034,366		1,521,958		1,422,803		1,271,175
[a] Effective October 10, 2016, the fund adopted the SEC's money market fund amendments and began calculating its net asset value to four decimals.
[b] Amount represents less than $.001 per share.
[c] Amount represents less than .01%.

NOTES

For More Information

Dreyfus Cash Management
SEC file number: 811-4175

To obtain information:

By telephone
Call your D.A. Davidson Financial Advisor or 800-332-5915
By mail Write to:
D.A. Davidson & Co.
P.O. Box 5015
Great Falls, MT 59403-5015

On the Internet Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

More information on each fund is available free upon request, including the following:

Annual/Semiannual Report

Describes each fund’s performance, lists portfolio holdings and contains a letter from the fund’s manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund’s performance during the last fiscal year. Each fund’s most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about each fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Mutual Fund Center —Dreyfus Mutual Funds — Mutual Fund Total Holdings. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI.